                                                                      Exhibit 99

                            Global Structured Finance

                                 BoAALT 2005-03
                         Group 1 - 30yr Conforming Pool
                            Collateral Summary Report

                                Mar 9, 2005 11:57
--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $192,618,001.80
Loan Count: 1,346
Cut-off Date: 2005-03-01
Avg. Loan Balance: $143,104.01
Avg. Orig. Balance: $143,192.11
W.A. FICO*: 734
W.A. Orig. LTV: 72.80%
W.A. Cut-Off LTV: 72.75%
W.A. Gross Coupon: 6.1092%
W.A. Net Coupon: 5.8487%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 11.22%
% over 100 COLTV: 0.54%
% with PMI: 11.22%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.30%
W.A. MI Adjusted LTV: 70.14%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.64%
% Conforming: 100.00%

* FICO not available for 12 loans, or 1.0% of the aggregate pool balance.
--------------------------------------------------------------------------------

2. Original Balance

---------------------------
 Original Balance   Percent
---------------------------
*= 99,999            17.25%
---------------------------
100,000 - 199,999    42.21
---------------------------
200,000 - 299,999    23.70
---------------------------
300,000 - 399,999    11.58
---------------------------
400,000 - 499,999     3.85
---------------------------
500,000 - 599,999     1.42
---------------------------
Total:              100.00%
---------------------------

Average: $143,192.11
Lowest: $17,028.00
Highest: $587,500.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
 Cut-Off Balance    Percent
---------------------------
*= 99,999            17.71%
---------------------------
100,000 - 199,999    42.99
---------------------------
200,000 - 299,999    22.61
---------------------------
300,000 - 399,999    11.84
---------------------------
400,000 - 499,999     3.43
---------------------------
500,000 - 599,999     1.42
---------------------------
Total:              100.00%
---------------------------

Average: $143,104.01
Lowest: $17,012.22
Highest: $586,942.56

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED     99.52%
----------------------
25 YR FIXED      0.48
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

----------------
Coupon   Percent
----------------
5.250      0.12%
----------------
5.375      0.92
----------------
5.500      1.46
----------------
5.625      1.98
----------------
5.750      8.07
----------------
5.875     18.55
----------------
6.000     18.41
----------------
6.125      9.18
----------------
6.250     15.74
----------------
6.375     12.35
----------------
6.500      7.33
----------------
6.625      4.43
----------------
6.750      0.61
----------------

----------------
6.875      0.55
----------------
7.000      0.23
----------------
7.125      0.08
----------------
Total:   100.00%
----------------

W.A.: 6.109
Lowest: 5.250
Highest: 7.125

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        3.64%
----------------------
750 - 799       35.27
----------------------
700 - 749       37.27
----------------------
650 - 699       20.05
----------------------
600 - 649        2.79
----------------------
N/A              0.98
----------------------
Total:         100.00%
----------------------

W.A.: 734
Lowest: 606
Highest: 838

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               56.31%
-----------------------------
Refinance-Cashout      29.45
-----------------------------
Refinance-Rate/Term    14.24
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              58.57%
-----------------------
Condo            11.56
-----------------------
2-Family         10.50
-----------------------
PUD Detach        8.69
-----------------------
4-Family          4.83
-----------------------
PUD Attach        2.53
-----------------------
3-Family          2.17
-----------------------
Townhouse         0.97
-----------------------
Condotel          0.18
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E                7.32%
--------------------------
2055IE              10.07
--------------------------
AVM                 10.32
--------------------------
FULL                72.23
--------------------------
Tax Assessment       0.05
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

------------------------
Documentation    Percent
------------------------
Reduced           39.29%
------------------------
Standard          34.14
------------------------
Stated            22.62
------------------------
No Ratio           3.47
------------------------
Rapid              0.29
------------------------
All Ready Home     0.18
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor            56.37%
--------------------------
Primary             41.02
--------------------------
Secondary            2.61
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             88.78%
-----------------------
UGIC              2.95
-----------------------
GEMIC             2.52
-----------------------
RGIC              1.77
-----------------------
RMIC              1.71
-----------------------

-----------------------
PMIC              1.51
-----------------------
TGIC              0.47
-----------------------
MGIC              0.28
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    22.05%
--------------------
Florida       16.62
--------------------
Texas          7.36
--------------------
Illinois       3.73
--------------------
Georgia        3.56
--------------------
Other         46.69
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    39.21%
-----------------------------
Southern California    60.79
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
60618        0.64%
------------------
96816        0.51
------------------

------------------
91801        0.39
------------------
33556        0.38
------------------
92691        0.37
------------------
Other       97.72
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.71%
---------------------------
1                     0.29
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
300               0.48%
-----------------------
360              99.52
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.7 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  0.48%
--------------------------------
355 - 360                 99.52
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.1 months
Lowest: 299 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  45.98%
-------------------------
1 - 6              54.02
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

25. OLTV

------------------------
OLTV             Percent
------------------------
*= 20.00           0.28%
------------------------
20.01 - 25.00      0.50
------------------------
25.01 - 30.00      0.87
------------------------
30.01 - 35.00      1.45
------------------------
35.01 - 40.00      2.19
------------------------
40.01 - 45.00      1.53
------------------------
45.01 - 50.00      2.83
------------------------
50.01 - 55.00      2.96
------------------------
55.01 - 60.00      3.24
------------------------
60.01 - 65.00      4.65
------------------------
65.01 - 70.00     11.48
------------------------
70.01 - 75.00     11.08
------------------------
75.01 - 80.00     45.73
------------------------
80.01 - 85.00      1.16
------------------------
85.01 - 90.00      7.50
------------------------
90.01 - 95.00      0.86
------------------------
95.01 - 100.00     1.16
------------------------

------------------------
**= 100.01         0.54
------------------------
Total:           100.00%
------------------------

W.A.: 72.80%
Lowest: 5.69%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

------------------------
Cut-Off LTV      Percent
------------------------
*= 20.00           0.28%
------------------------
20.01 - 25.00      0.50
------------------------
25.01 - 30.00      0.87
------------------------
30.01 - 35.00      1.45
------------------------
35.01 - 40.00      2.19
------------------------
40.01 - 45.00      1.53
------------------------
45.01 - 50.00      2.83
------------------------
50.01 - 55.00      3.24
------------------------
55.01 - 60.00      2.98
------------------------
60.01 - 65.00      4.72
------------------------
65.01 - 70.00     11.39
------------------------
70.01 - 75.00     11.08
------------------------
75.01 - 80.00     45.73
------------------------
80.01 - 85.00      1.16
------------------------
85.01 - 90.00      7.50
------------------------
90.01 - 95.00      0.86
------------------------
95.01 - 100.00     1.16
------------------------
**= 100.01          0.54
------------------------
Total:           100.00%
------------------------

W.A.: 72.75%
Lowest: 5.69%
Highest: 103.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2005-03
                         Group 2 - 15yr Fixed Rate Pool
                            Collateral Summary Report

                                Mar 9, 2005 12:00
--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $46,342,414.78
Loan Count: 354
Cut-off Date: 2005-03-01
Avg. Loan Balance: $130,910.78
Avg. Orig. Balance: $131,749.14
W.A. FICO*: 736
W.A. Orig. LTV: 62.27%
W.A. Cut-Off LTV: 62.11%
W.A. Gross Coupon: 5.6303%
W.A. Net Coupon: 5.3698%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 4.58%
% over 100 COLTV: 0.00%
% with PMI: 4.67%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 10.70%
W.A. MI Adjusted LTV: 61.66%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.23%
% Conforming: 80.35%

* FICO not available for 5 loans, or 2.7% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
*= 99,999                23.84%
-------------------------------
100,000 - 199,999        29.03
-------------------------------
200,000 - 299,999        18.23
-------------------------------
300,000 - 399,999         9.77
-------------------------------
400,000 - 499,999         6.38
-------------------------------
600,000 - 699,999         1.39
-------------------------------
700,000 - 799,999         1.51
-------------------------------
900,000 - 999,999         1.94
-------------------------------
1,000,000 - 1,499,999     4.67
-------------------------------
1,500,000 - 1,999,999     3.23
-------------------------------
Total:                  100.00%
-------------------------------

Average: $131,749.14
Lowest: $15,700.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
*= 99,999                24.50%
-------------------------------
100,000 - 199,999        29.23
-------------------------------
200,000 - 299,999        17.37
-------------------------------
300,000 - 399,999         9.77
-------------------------------
400,000 - 499,999         6.38
-------------------------------
600,000 - 699,999         1.39
-------------------------------
700,000 - 799,999         1.51
-------------------------------
900,000 - 999,999         1.94
-------------------------------
1,000,000 - 1,499,999     7.90
-------------------------------
Total:                  100.00%
-------------------------------

Average: $130,910.78
Lowest: $6,740.03
Highest: $1,494,731.34

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR FIXED     99.41%
----------------------
10 YR FIXED      0.30
----------------------
13 YR FIXED      0.29
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

----------------
Coupon   Percent
----------------
4.625      0.19%
----------------
4.875      0.95
----------------
5.000      3.86
----------------
5.125      2.17
----------------
5.250      1.92
----------------

----------------
5.375      9.94
----------------
5.500     22.01
----------------
5.625     12.65
----------------
5.750     19.76
----------------
5.875     19.43
----------------
6.000      3.74
----------------
6.125      2.59
----------------
6.250      0.10
----------------
6.625      0.38
----------------
6.750      0.06
----------------
6.875      0.11
----------------
7.125      0.15
----------------
Total:   100.00%
----------------

W.A.: 5.630
Lowest: 4.625
Highest: 7.125

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        7.18%
----------------------
750 - 799       33.11
----------------------
700 - 749       32.53
----------------------
650 - 699       22.97
----------------------
600 - 649        1.51
----------------------
N/A              2.70
----------------------
Total:         100.00%
----------------------

W.A.: 736
Lowest: 604
Highest: 821

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Cashout      46.02%
-----------------------------
Purchase               27.89
-----------------------------
Refinance-Rate/Term    26.09
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              60.57%
-----------------------
Condo            13.07
-----------------------
PUD Detach        8.36
-----------------------
2-Family          8.01
-----------------------
3-Family          4.08
-----------------------
4-Family          3.79
-----------------------
PUD Attach        1.87
-----------------------
Townhouse         0.25
-----------------------

-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E               11.31%
--------------------------
2055IE              12.88
--------------------------
AVM                 14.72
--------------------------
FULL                61.09
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

------------------------
Documentation    Percent
------------------------
Standard          35.59%
------------------------
Reduced           33.51
------------------------
Stated            26.21
------------------------
No Ratio           2.60
------------------------
All Ready Home     1.42
------------------------
Rapid              0.66
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------

--------------------------
Investor            59.37%
--------------------------
Primary             36.01
--------------------------
Secondary            4.62
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             95.33%
-----------------------
GEMIC             1.82
-----------------------
RGIC              1.07
-----------------------
PMIC              0.88
-----------------------
UGIC              0.57
-----------------------
RMIC              0.33
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    35.28%
--------------------
Florida       16.92
--------------------
Texas          4.24
--------------------
Illinois       3.71
--------------------
Washington     3.54
--------------------
Other         36.31
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    28.32%
-----------------------------
Southern California    71.68
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
96146        3.23%
------------------
34996        2.52
------------------
92120        2.18
------------------
60305        2.16
------------------
90036        1.94
------------------
Other       87.98
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
120               0.30%
-----------------------
156               0.29
-----------------------

-----------------------
180              99.41
-----------------------
Total:          100.00%
-----------------------

W.A.: 179.7 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 12000                0.30%
--------------------------------
121 - 168                  0.29
--------------------------------
175 - 180                 99.41
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 179.1 months
Lowest: 119 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  42.32%
-------------------------
1 - 6              57.68
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

25. OLTV

-----------------------
OLTV            Percent
-----------------------
*= 20.00          1.39%
-----------------------
20.01 - 25.00     2.30
-----------------------
25.01 - 30.00     1.52
-----------------------
30.01 - 35.00     3.97
-----------------------
35.01 - 40.00     3.81
-----------------------
40.01 - 45.00     7.17
-----------------------
45.01 - 50.00     4.71
-----------------------
50.01 - 55.00     5.61
-----------------------
55.01 - 60.00     8.92
-----------------------
60.01 - 65.00     9.16
-----------------------
65.01 - 70.00    13.50
-----------------------
70.01 - 75.00    12.77
-----------------------
75.01 - 80.00    20.51
-----------------------
80.01 - 85.00     1.01
-----------------------
85.01 - 90.00     3.66
-----------------------
Total:          100.00%
-----------------------

W.A.: 62.27%
Lowest: 6.20%
Highest: 90.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
*= 20.00          1.41%
-----------------------
20.01 - 25.00     2.30
-----------------------
25.01 - 30.00     1.52
-----------------------
30.01 - 35.00     3.97
-----------------------
35.01 - 40.00     3.81
-----------------------

-----------------------
40.01 - 45.00     7.17
-----------------------
45.01 - 50.00     4.71
-----------------------
50.01 - 55.00     5.61
-----------------------
55.01 - 60.00     8.98
-----------------------
60.01 - 65.00     9.09
-----------------------
65.01 - 70.00    13.50
-----------------------
70.01 - 75.00    13.64
-----------------------
75.01 - 80.00    19.71
-----------------------
80.01 - 85.00     1.01
-----------------------
85.01 - 90.00     3.57
-----------------------
Total:          100.00%
-----------------------

W.A.: 62.11%
Lowest: 2.97%
Highest: 90.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                      Mar 9, 2005 10:30

                                 BoAALT 2005-03
                         Group 1 - 30yr Conforming Pool
                            Collateral Summary Report

--------------------------------------------------------------------------------

-------------------------------------------------------------------------
General Pool Characteristics
-------------------------------------------------------------------------
Pool Size: $192,618,001.80
Loan Count: 1,346
Cut-off Date: 2005-03-01
Avg. Loan Balance:  $143,104.01
Avg. Orig. Balance: $143,192.11
W.A. FICO*: 734
W.A. Orig. LTV: 72.80%
W.A. Cut-Off LTV: 72.75%
W.A. Gross Coupon: 6.1092%
W.A. Net Coupon: 5.8487%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 11.22%
% over 100 COLTV: 0.54%
% with PMI: 11.22%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.30%
W.A. MI Adjusted LTV: 70.14%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.64%
% Conforming: 100.00%
-------------------------------------------------------------------------
* FICO not available for 12 loans, or 1.0% of the aggregate pool balance.
-------------------------------------------------------------------------

---------------------------
Original Balance    Percent
---------------------------
*= 99,999            17.25%
100,000 - 199,999    42.21
200,000 - 299,999    23.70
300,000 - 399,999    11.58
400,000 - 499,999     3.85
500,000 - 599,999     1.42
---------------------------
Total:              100.00%
---------------------------

Average: $143,192.11
Lowest: $17,028.00
Highest: $587,500.00
---------------------------

---------------------------
Cut-Off Balance     Percent
---------------------------
*= 99,999            17.71%
100,000 - 199,999    42.99
200,000 - 299,999    22.61
300,000 - 399,999    11.84
400,000 - 499,999     3.43
500,000 - 599,999     1.42
---------------------------
Total:              100.00%
---------------------------

Average: $143,104.01
Lowest: $17,012.22
Highest: $586,942.56
---------------------------

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

----------------------
Product Type   Percent
----------------------
30 YR FIXED     99.52%
25 YR FIXED      0.48
----------------------
Total:         100.00%
----------------------

----------------
Coupon   Percent
----------------
5.250      0.12%
5.375      0.92
5.500      1.46
5.625      1.98
5.750      8.07
5.875     18.55
6.000     18.41
6.125      9.18
6.250     15.74
6.375     12.35
6.500      7.33
6.625      4.43
6.750      0.61
6.875      0.55
7.000      0.23
7.125      0.08
----------------
Total:   100.00%
----------------

W.A.: 6.109
Lowest: 5.250
Highest: 7.125
----------------

----------------------
Credit Score   Percent
----------------------
800 - 849        3.64%
750 - 799       35.27
700 - 749       37.27
650 - 699       20.05
600 - 649        2.79
N/A              0.98
----------------------
Total:         100.00%
----------------------

W.A.: 734
Lowest: 606
Highest: 838
----------------------

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               56.31%
Refinance-Cashout      29.45
Refinance-Rate/Term    14.24
-----------------------------
Total:                100.00%
-----------------------------

-----------------------
Property Type   Percent
-----------------------
SFR              58.57%
Condo            11.56
2-Family         10.50
PUD Detach        8.69
4-Family          4.83
PUD Attach        2.53
3-Family          2.17
Townhouse         0.97
Condotel          0.18
-----------------------
Total:          100.00%
-----------------------

--------------------------
Appraisal Method   Percent
--------------------------
2055E                7.32%
2055IE              10.07
AVM                 10.32
FULL                72.23
Tax Assessment       0.05
--------------------------
Total:             100.00%
--------------------------

------------------------
Documentation    Percent
------------------------
Reduced           39.29%
Standard          34.14
Stated            22.62
No Ratio           3.47
Rapid              0.29
All Ready Home     0.18
------------------------
Total:           100.00%
------------------------

--------------------------
Occupancy Status   Percent
--------------------------
Investor            56.37%
Primary             41.02
Secondary            2.61
--------------------------
Total:             100.00%
--------------------------

-----------------------
PMI Providers   Percent
-----------------------
NONE             88.78%
UGIC              2.95
GEMIC             2.52
RGIC              1.77
RMIC              1.71
PMIC              1.51
TGIC              0.47
MGIC              0.28
-----------------------
Total:          100.00%
-----------------------

--------------------
State        Percent
--------------------
California    22.05%
Florida       16.62
Texas          7.36
Illinois       3.73
Georgia        3.56
Other         46.69
--------------------
Total:       100.00%
--------------------

-----------------------------
California            Percent
-----------------------------
Northern California    39.21%
Southern California    60.79
-----------------------------
Total:                100.00%
-----------------------------

------------------
Zip Code   Percent
------------------
60618        0.64%
96816        0.51
91801        0.39
33556        0.38
92691        0.37
Other       97.72
------------------
Total:     100.00%
------------------

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------
* MBA method
----------------------

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.71%
1                     0.29
---------------------------
Total:              100.00%
---------------------------

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

-----------------------
Original Term   Percent
-----------------------
300               0.48%
360              99.52
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.7 months
Lowest: 300 months
Highest: 360 months
-----------------------

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  0.48%
355 - 360                 99.52
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.1 months
Lowest: 299 months
Highest: 360 months
--------------------------------

---------------------------
Cut-Off Loan Age    Percent
---------------------------
0                    45.98%
1 - 6                54.02
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 3 months
-------------------------

------------------------
OLTV             Percent
------------------------
*= 20.00           0.28%
20.01 - 25.00      0.50
25.01 - 30.00      0.87
30.01 - 35.00      1.45
35.01 - 40.00      2.19
40.01 - 45.00      1.53
45.01 - 50.00      2.83
50.01 - 55.00      2.96
55.01 - 60.00      3.24
60.01 - 65.00      4.65
65.01 - 70.00     11.48
70.01 - 75.00     11.08
75.01 - 80.00     45.73
80.01 - 85.00      1.16
85.01 - 90.00      7.50
90.01 - 95.00      0.86
95.01 - 100.00     1.16
**= 100.01         0.54
------------------------
Total:           100.00%
------------------------

W.A.: 72.80%
Lowest: 5.69%
Highest: 103.00%
------------------------

------------------------
Cut-Off LTV      Percent
------------------------
*= 20.00           0.28%
20.01 - 25.00      0.50
25.01 - 30.00      0.87
30.01 - 35.00      1.45
35.01 - 40.00      2.19
40.01 - 45.00      1.53
45.01 - 50.00      2.83
50.01 - 55.00      3.24
55.01 - 60.00      2.98
60.01 - 65.00      4.72
65.01 - 70.00     11.39
70.01 - 75.00     11.08
75.01 - 80.00     45.73
80.01 - 85.00      1.16
85.01 - 90.00      7.50
90.01 - 95.00      0.86
95.01 - 100.00     1.16
*= 100.01          0.54
------------------------
Total:           100.00%
------------------------

W.A.: 72.75%
Lowest: 5.69%
Highest: 103.00%
------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance                                      Mar 9, 2005 10:30

                                 BoAALT 2005-03
                         Group 2 - 15yr Fixed Rate Pool
                           Collateral Summary Report

--------------------------------------------------------------------------------

--------------------------------
General Pool Characteristics
--------------------------------
Pool Size: $46,342,414.78
Loan Count: 354
Cut-off Date: 2005-03-01
Avg. Loan Balance: $130,910.78
Avg. Orig. Balance: $131,749.14
W.A. FICO*: 736
W.A. Orig. LTV: 62.27%
W.A. Cut-Off LTV: 62.11%
W.A. Gross Coupon: 5.6303%
W.A. Net Coupon: 5.3698%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 4.58%
% over 100 COLTV: 0.00%
% with PMI: 4.67%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 10.70%
W.A. MI Adjusted LTV: 61.66%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.23%
% Conforming: 80.35%
--------------------------------

* FICO not available for 5 loans,
or 2.7% of the aggregate pool
balance.
--------------------------------

-------------------------------
Original Balance        Percent
-------------------------------
*= 99,999                23.84%
100,000 - 199,999        29.03
200,000 - 299,999        18.23
300,000 - 399,999         9.77
400,000 - 499,999         6.38
600,000 - 699,999         1.39
700,000 - 799,999         1.51
900,000 - 999,999         1.94
1,000,000 - 1,499,999     4.67
1,500,000 - 1,999,999     3.23
-------------------------------
Total:                  100.00%
-------------------------------

Average: $131,749.14
Lowest: $15,700.00
Highest: $1,500,000.00
-------------------------------

-------------------------------
Cut-Off Balance         Percent
-------------------------------
*= 99,999                24.50%
100,000 - 199,999        29.23
200,000 - 299,999        17.37
300,000 - 399,999         9.77
400,000 - 499,999         6.38
600,000 - 699,999         1.39
700,000 - 799,999         1.51
900,000 - 999,999         1.94
1,000,000 - 1,499,999     7.90
-------------------------------
Total:                  100.00%
-------------------------------

Average: $130,910.78
Lowest: $6,740.03
Highest: $1,494,731.34
-------------------------------

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

----------------------
Product Type   Percent
----------------------
15 YR FIXED     99.41%
10 YR FIXED      0.30
13 YR FIXED      0.29
----------------------
Total:         100.00%
----------------------

----------------
Coupon   Percent
----------------
4.625      0.19%
4.875      0.95
5.000      3.86
5.125      2.17
5.250      1.92
5.375      9.94
5.500     22.01
5.625     12.65
5.750     19.76
5.875     19.43
6.000      3.74
6.125      2.59
6.250      0.10
6.625      0.38
6.750      0.06
6.875      0.11
7.125      0.15
----------------
Total:   100.00%
----------------

W.A.: 5.630
Lowest: 4.625
Highest: 7.125
----------------

----------------------
Credit Score   Percent
----------------------
800 - 849        7.18%
750 - 799       33.11
700 - 749       32.53
650 - 699       22.97
600 - 649        1.51
N/A              2.70
----------------------
Total:         100.00%
----------------------
W.A.: 736
Lowest: 604
Highest: 821
----------------------

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Cashout      46.02%
Purchase               27.89
Refinance-Rate/Term    26.09
-----------------------------
Total:                100.00%
-----------------------------

-----------------------
Property Type   Percent
-----------------------
SFR              60.57%
Condo            13.07
PUD Detach        8.36
2-Family          8.01
3-Family          4.08
4-Family          3.79
PUD Attach        1.87
Townhouse         0.25
-----------------------
Total:          100.00%
-----------------------

--------------------------
Appraisal Method   Percent
--------------------------
2055E               11.31%
2055IE              12.88
AVM                 14.72
FULL                61.09
--------------------------
Total:             100.00%
--------------------------

------------------------
Documentation    Percent
------------------------
Standard          35.59%
Reduced           33.51
Stated            26.21
No Ratio           2.60
All Ready Home     1.42
Rapid              0.66
------------------------
Total:           100.00%
------------------------

--------------------------
Occupancy Status   Percent
--------------------------
Investor            59.37%
Primary             36.01
Secondary            4.62
--------------------------
Total:             100.00%
--------------------------

-----------------------
PMI Providers   Percent
-----------------------
NONE             95.33%
GEMIC             1.82
RGIC              1.07
PMIC              0.88
UGIC              0.57
RMIC              0.33
-----------------------
Total:          100.00%
-----------------------

--------------------
State        Percent
--------------------
California    35.28%
Florida       16.92
Texas          4.24
Illinois       3.71
Washington     3.54
Other         36.31
--------------------
Total:       100.00%
--------------------

-----------------------------
California            Percent
-----------------------------
Northern California    28.32%
Southern California    71.68
-----------------------------
Total:                100.00%
-----------------------------

------------------
Zip Code   Percent
------------------
96146        3.23%
34996        2.52
92120        2.18
60305        2.16
90036        1.94
Other       87.98
------------------
Total:     100.00%
------------------

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------
* MBA method
----------------------

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

-----------------------
Original Term   Percent
-----------------------
120               0.30%
156               0.29
180              99.41
-----------------------
Total:          100.00%
-----------------------

W.A.: 179.7 months
Lowest: 120 months
Highest: 180 months
-----------------------

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  0.30%
121 - 168                  0.29
175 - 180                 99.41
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 179.1 months
Lowest: 119 months
Highest: 180 months
--------------------------------

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  42.32%
1 - 6              57.68
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 3 months
-------------------------

-----------------------
OLTV            Percent
-----------------------
*= 20.00          1.39%
20.01 - 25.00     2.30
25.01 - 30.00     1.52
30.01 - 35.00     3.97
35.01 - 40.00     3.81
40.01 - 45.00     7.17
45.01 - 50.00     4.71
50.01 - 55.00     5.61
55.01 - 60.00     8.92
60.01 - 65.00     9.16
65.01 - 70.00    13.50
70.01 - 75.00    12.77
75.01 - 80.00    20.51
80.01 - 85.00     1.01
85.01 - 90.00     3.66
-----------------------
Total:          100.00%
-----------------------

W.A.: 62.27%
Lowest: 6.20%
Highest: 90.00%
-----------------------

-----------------------
Cut-Off LTV     Percent
-----------------------
*= 20.00          1.41%
20.01 - 25.00     2.30
25.01 - 30.00     1.52
30.01 - 35.00     3.97
35.01 - 40.00     3.81
40.01 - 45.00     7.17
45.01 - 50.00     4.71
50.01 - 55.00     5.61
55.01 - 60.00     8.98
60.01 - 65.00     9.09
65.01 - 70.00    13.50
70.01 - 75.00    13.64
75.01 - 80.00    19.71
80.01 - 85.00     1.01
85.01 - 90.00     3.57
-----------------------
Total:          100.00%
-----------------------

W.A.: 62.11%
Lowest: 2.97%
Highest: 90.00%
-----------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                       Page 1 of 1